                                                                    EXHIBIT 99.1

                          SEVENTH AMENDMENT AND CONSENT

                  SEVENTH AMENDMENT AND CONSENT, dated as of January 25, 2002 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of September 15, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Hexcel Corporation (the "COMPANY") and the Foreign Borrowers from time to time party thereto (together with the Company, the "BORROWERS"), the banks and other financial institutions from time to time parties thereto (the "LENDERS"), Citibank, N.A., as Documentation Agent (the "DOCUMENTATION AGENT") and Credit Suisse First Boston, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

                  WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Lenders shall have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

                  WHEREAS, the Administrative Agent, the Company and the Local Lenders have consented, and by their signatures below hereby acknowledge such consent, to amending the Foreign Borrower Sublimits;

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

                            SECTION 1. DEFINED TERMS

         1.1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

                               SECTION 2. CONSENTS

         2.1. LOCAL EUROPEAN LOANS TO LOCAL LOAN BORROWERS.

                  (a) Each of the financial institutions listed in the table below agrees that it shall be the Local Lender to the Foreign Borrower (who shall, as of the Effective Date, become Local Loan Borrowers) listed opposite its name:

- -------------------------------------- ----------------------------------------
               LOCAL LENDER                        FOREIGN BORROWER
                                        (each of which shall become, as of the
                                        Effective Date, a Local Loan Borrower)
- -------------------------------------- ----------------------------------------
   Credit Suisse First Boston ("CSFB")   Hexcel Composites S.P.R.L. (Belgium)
- -------------------------------------- ----------------------------------------
             Credit Lyonnais                 Hexcel Fabrics S.A. (France)
- -------------------------------------- ----------------------------------------

- -------------------------------------- ----------------------------------------
             Credit Lyonnais               Hexcel Composites S.A. (France)
- -------------------------------------- ----------------------------------------
                   CSFB                      Hexcel (U.K.) Limited (U.K.)
- -------------------------------------- ----------------------------------------
                   CSFB                    Hexcel Composites Limited (U.K.)
- -------------------------------------- ----------------------------------------
                   CSFB                     Hexcel Composites S.L. (Spain)
- -------------------------------------- ----------------------------------------
                   CSFB                    Hexcel Composites GmbH (Austria)
- -------------------------------------- ----------------------------------------

                  Pursuant to Section 4.2 of this Amendment, each of the Local Loan Borrowers and the relevant Local Lender listed in the table above shall execute, or shall have executed, a Local Lender Joinder Agreement substantially in the form of Exhibit H to the Credit Agreement with such modifications as may be reasonably required by the Local Lender.

                  (b) The Administrative Agent, the Company and the relevant Local Lenders hereby consent and agree that the Foreign Borrower Sublimits for each of the Local Loan Borrowers listed below shall be set forth in the table below:

- ----------------------------------------------- -----------------------------
   LOCAL LOAN BORROWER                                   SUBLIMIT
- ----------------------------------------------- -----------------------------
 Hexcel Composites S.P.R.L. (Belgium)                   $10 million
- ----------------------------------------------- -----------------------------
     Hexcel Fabrics S.A. (France)                       $20 million
- ----------------------------------------------- -----------------------------
   Hexcel Composites S.A. (France)                      $20 million
- ----------------------------------------------- -----------------------------
     Hexcel (U.K.) Limited (U.K)                        $20 million
- ----------------------------------------------- -----------------------------
   Hexcel Composites Limited (U.K.)                     $20 million
- ----------------------------------------------- -----------------------------
    Hexcel Composites S.L. (Spain)                      $15 million
- ----------------------------------------------- -----------------------------
   Hexcel Composites GmbH (Austria)                      $5 million
- ----------------------------------------------- -----------------------------


                              SECTION 3. AMENDMENT

         3.1. AMENDMENT TO SUBSECTION 1.1. Subsection 1.1 of the Credit Agreement is hereby amended:

                  (a) by inserting in proper alphabetical order the following new definitions:

                  "Accounts" has the meaning specified in the Collateral Agreement.

                  "Account Debtor" has the meaning specified in the Collateral Agreement.

                  "Approved Deposit Account" has the meaning specified in the Collateral Agreement.

                  "Available Credit": with respect to any Local Loan Borrower, at any time, an amount equal to (a) the lesser of (i) the Foreign Borrower Sublimit for such Local Loan Borrower in effect at such time or (ii) the Borrowing Base for such Local Loan Borrower at such time, MINUS (b) the aggregate Local European Loans outstanding to such Local Loan Borrower at such time.

                  "Blockage Notice" has the meaning specified in each Deposit Account Control Agreement.

                  "Borrowing Base": with respect to any Local Loan Borrower, (a) 75% of the face amount of all Eligible Receivables of such Local Loan Borrower (calculated net of all finance charges, late fees and other fees which are unearned, sales, excise or similar taxes, and credits or allowances granted at such time) MINUS (b) any Eligibility Reserves for such Local Loan Borrower then in effect.

                  "Borrowing Base Certificate" means a certificate of the Company, with respect to each Local Loan Borrower, substantially in the form of Exhibit J.

                  "Control Account Agreement" has the meaning specified in the Collateral Agreement.

                  "Compliance Date": the date upon which the Administrative Agent receives the compliance certificate required to be delivered with respect to the first fiscal quarter of 2003 provided that, on such date, there exists no Default or Event of Default.

                  "Deposit Account Bank" has the meaning specified in the Collateral Agreement.

                  "Deposit Account Control Agreement" has the meaning specified in the Collateral Agreement.

                  "Eligible Receivable": with respect to any Local Loan Borrower, the gross outstanding balance of those Accounts of Local Loan Borrower arising out of sales of merchandise, goods or services in the ordinary course of business, which are made by such Local Loan Borrower to a Person that is not an Affiliate of such Local Loan Borrower, which are not in dispute, and that constitute Collateral in which the Local Lender has a fully perfected first priority Lien; PROVIDED, HOWEVER, that an Account shall in no event be an Eligible Receivable if:

                      (a) such Account is more than 60 days past due according
                  to the original terms of sale, or 120 days past the original invoice date thereof; or

                      (b) any material warranty contained in this Agreement or
                  any other Loan Document with respect to such specific Account is not true and correct with respect to such Account; or

                      (c) the Account Debtor on such Account has disputed
                  liability or made any bona fide claim with respect to any other Account due from such Account Debtor to such Local Loan Borrower but only with respect to such disputed Account and only to the extent of such dispute or claim; or

                      (d) the Account Debtor on such Account has: (i) filed a
                  petition for bankruptcy or any other relief under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors; (ii) made an assignment for the benefit of creditors; (iii) had filed against it any petition or other application for relief under the Bankruptcy Code or any such other law; (iv) has failed, suspended business operations, become insolvent, called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation; or (v) had or suffered a receiver or a trustee to be appointed for all or a significant portion of its assets or affairs; or

                      (e) the Account Debtor on such Account or any of its
                  Affiliates is also a supplier to or creditor of the Company unless such supplier or creditor has executed a no-offset letter reasonably satisfactory to the Administrative Agent; or

                      (g) the sale to such Account Debtor on such Account is on
                  a bill-on-hold, guaranteed sale, sale-and-return, sale-on-approval or consignment basis; or

                      (h) such Account is not subject to a first priority Lien
                  (which is perfected provided that the Administrative Agent and the Local Lender determine in their sole discretion whether such perfection is required to make such Account an Eligible Receivable) securing the Local European Loans outstanding by the Local Loan Borrower; or

                      (i) such Account is subject to any deduction, offset,
                  counterclaim, return privilege or other conditions other than volume sales discounts given in the ordinary course of such Local Loan Borrower's business, but only to the extent of such deduction, offset, counterclaim, return privilege or other condition; or

                      (j) such Account is not evidenced by an invoice or other
                  writing in form reasonably acceptable to the Administrative Agent; or

                      (k) such Local Loan Borrower, in order to be entitled to
                  collect such Account, is required to perform any additional service for, or perform or incur any additional obligation to, the Person to whom or to which it was made if the failure to perform such additional service or incur such additional obligation would in any way impede the ability to collect such Account.

                  "Eligibility Reserves": with respect to any Local Loan Borrower, effective as of two Business Days after the date of written notice of any determination thereof to the Company by the Administrative Agent, such amounts as the Administrative Agent, in its good faith judgment exercised in a commercially reasonably manner consistent with the Administrative Agent's or Documentation Agent's customary practice for comparable asset based transactions, may from time to time establish against the gross amounts of Eligible Receivables of such Local Loan Borrower to reflect the risks or contingencies which may adversely affect any one or class of such Eligible Receivables and which have not already been taken into account in the calculation of the Borrowing Base of such Local Loan Borrower.

                  "Initial Commitment Reduction" is defined in subsection
         10.5(h).

                  "Litigation Proceeds": Net Proceeds received by any Borrower resulting from (a) the civil proceeding entitled Hexcel Corporation v. Hercules Incorporated, now pending in the Supreme Court of the State of New York, County of New York or (b) any claims and lawsuits of any of the Borrowers against third parties in excess of $1,000,000 per claim or law suit (assuming, in each case, such litigation were a Net Proceeds Event).

                  "Maximum Credit" means, with respect to (X) any Local Loan Borrower at any time, the lesser of (i) the Foreign Borrower Sublimit for such Local Loan Borrower in effect at such time or (ii) the Borrowing Base for such Local Loan Borrower at such time and (Y) Hexcel Holdings (U.K.) Limited, its Foreign Borrower Sublimit.

                  "Mortgages" means the mortgages, deeds of trust or other real estate security documents made or required herein to be made by the Company or any of the Domestic Subsidiaries.

                  "Revolving Loan Facilities" is defined in subsection 10.5(i).

                  "Total Commitment": the collective reference to the Aggregate Commitment and the European Overdraft Commitment.

                  (b) by replacing in its entirety the table of Leverage Ratios and Applicable Margins contained in the definition of "Applicable Margin" with the following new table:

- --------------------------------------------- ----------------------------------------------------------------------
                                                                        Applicable Margin
                                              ----------------------------------------------------------------------
                                                       Tranche A Loans
                                                    Revolving Credit Loans
                                                       Swing Line Loans
                                                   European Revolving Loans                Tranche B Loans
                                              ----------------------------------- ----------------------------------
                                                Eurocurrency                        Eurocurrency
               Leverage Ratio                       Loans           ABR Loans          Loans           ABR Loans
- --------------------------------------------- ------------------ ---------------- ----------------- ----------------
    Greater than or equal to 5.0 to 1.0           275 b.p.          175 b.p.          325 b.p.         225 b.p.
- --------------------------------------------- ------------------ ---------------- ----------------- ----------------
    Greater than or equal to 4.5 to 1.0,          250 b.p.          150 b.p.          300 b.p.         200 b.p.
          but less than 5.0 to 1.0
- --------------------------------------------- ------------------ ---------------- ----------------- ----------------
    Greater than or equal to 4.0 to 1.0,          225 b.p.          125 b.p.          275 b.p.         175 b.p.
          but less than 4.5 to 1.0
- --------------------------------------------- ------------------ ---------------- ----------------- ----------------
    Greater than or equal to 3.5 to 1.0,          200 b.p.          100 b.p.          275 b.p.         175 b.p.
          but less than 4.0 to 1.0
- --------------------------------------------- ------------------ ---------------- ----------------- ----------------
  Greater than or equal to 3.0 to 1.0, but        150 b.p.           50 b.p.          225 b.p.         125 b.p.
            less than 3.5 to 1.0
- --------------------------------------------- ------------------ ---------------- ----------------- ----------------


                                       5


- --------------------------------------------- ------------------ ---------------- ----------------- ----------------
    Greater than or equal to 2.5 to 1.0,         112.5 b.p.          25 b.p.          200 b.p.         100 b.p.
          but less than 3.0 to 1.0
- --------------------------------------------- ------------------ ---------------- ----------------- ----------------
            Less than 2.5 to 1.0                  100 b.p.           25 b.p.          200 b.p.         100 b.p.
- --------------------------------------------- ------------------ ---------------- ----------------- ----------------

                  (c) by replacing the period at the end of subclause (e) in the definition of "Applicable Margin" with a semicolon and inserting a new subclause
(f) immediately after subclause (e) to read as follows:

                  "(f) from January 25, 2002 to and including the Compliance Date (and thereafter, if the Compliance Date does not occur), the Applicable Margin for all Loans shall be increased by 100 b.p. over the Applicable Margin in effect from time to time; PROVIDED, HOWEVER, that if the Company shall fail to reduce the Total Commitment from January 1, 2002 to December 31, 2002 by $48,000,000 (which reduction is inclusive of the Initial Commitment Reduction and any reduction resulting from the payment of Net Cash Proceeds or Litigation Proceeds (including, without limitation, pursuant to Section 10.5(h)) and exclusive of any scheduled amortization payments of the Tranche A Loans pursuant to Section 2.3 of the Credit Agreement and any scheduled amortization payment of the Tranche B Loans pursuant to Section 3.3 of the Credit Agreement), the Applicable Margin for all Loans shall be further increased by an additional 25 b.p. over the Applicable Margin in effect from time to time."

                  (d) by amending the definition of EBITDA by (i) adding in the fifth line thereof after "charges and business acquisition and consolidation expenses", the words "and any non-cash impairments of good-will and other purchased intangibles" and (ii) adding at the end thereof, before the period: "; provided, however, EBITDA of the Company shall exclude all earnings, losses and write-downs attributable to the Company's or its Subsidiaries' joint ventures or non-majority owned affiliates"

                  (e) by replacing the definition of "Local Lender" in its entirety with the following paragraph to read in its entirety as follows:

                  "`LOCAL LENDER' means, with respect to Local European Loans borrowed by the Local Loan Borrowers set forth below, (a) the lender set forth opposite the name of such Local Loan Borrower:


- --------------------------------------- ---------------------------------------
              LOCAL LENDER                        LOCAL LOAN BORROWER
- --------------------------------------- ---------------------------------------
  Credit Suisse First Boston ("CSFB")     Hexcel Composites S.P.R.L. (Belgium)
- --------------------------------------- ---------------------------------------
            Credit Lyonnais                   Hexcel Fabrics S.A. (France)
- --------------------------------------- ---------------------------------------
            Credit Lyonnais                 Hexcel Composites S.A. (France)
- --------------------------------------- ---------------------------------------
                  CSFB                        Hexcel (U.K.) Limited (U.K.)
- --------------------------------------- ---------------------------------------
                  CSFB                      Hexcel Composites Limited (U.K.)
- --------------------------------------- ---------------------------------------
                  CSFB                       Hexcel Composites S.L. (Spain)
- --------------------------------------- ---------------------------------------
                  CSFB                      Hexcel Composites GmbH (Austria)
- --------------------------------------- ---------------------------------------
         and (b) any Lender (or Affiliate or Subsidiary thereof) which has delivered a Local Lender Joinder Agreement with respect to any Additional Borrower shall become an additional Local Lender, in each case in such Local Lender's capacity as the lender of such Local European Loans."

         3.2. AMENDMENT TO SECTION 7. Section 7 (Amounts and Terms of the European Facility) is hereby amended by adding a new Subsection 7.12 at the end thereof to read in its entirety as follows:

                  "7.12 REPAYMENT OF LOCAL EUROPEAN LOANS. If at any time, with respect to any Local Loan Borrower, the aggregate principal amount of Local European Loans owing by such Local Loan Borrower exceeds the Maximum Credit of such Local Loan Borrower at such time, such Local Loan Borrower shall forthwith prepay the Local European Loans then outstanding in an amount equal to such excess."

         3.3. AMENDMENT TO SUBSECTION 7.1. Subsection 7.1 (European Revolving Credit Facility) of the Credit Agreement is hereby amended by replacing the paragraph beginning with the phrase "provided that, after giving effect..." in subclause (a) immediately after romanette (ii) with the following paragraph to read in its entirety as follows:

                  "PROVIDED that, after giving effect to the making of such European Revolving Loans and the simultaneous use of proceeds thereof,
         (x) each European Lender's Aggregate Outstanding European Extensions of Credit shall not exceed its European Loan Commitment then in effect,
         (y) the Aggregate Outstanding European Extensions of Credit of all European Lenders shall not exceed the Aggregate European Loan Commitment then in effect and (z) the aggregate outstanding amount of European Revolving Loans and European Letters of Credit made to such Foreign Borrower shall not exceed at any time such Foreign Borrower's Maximum Credit. Any European Loans borrowed by the Foreign Borrowers in Dollars shall be made and maintained as Eurocurrency Loans.

         3.4. AMENDMENT TO SUBSECTION 7.2. Subsection 7.2 (Procedure for Borrowing Syndicated European Loans) of the Credit Agreement is hereby amended by (a) replacing the word "and" at the end of subclause (iii) with a comma and
(b) adding, at the end of the first sentence, before the period, the following phrase: "and (v) with respect to Local Loan Borrowers, a calculation of such Local Loan Borrower's Borrowing Base and Available Credit as of the Borrowing Date."

         3.5. AMENDMENT TO SUBSECTION 7.3. Subsection 7.3 (Procedure for Borrowing Local European Loans) of the Credit Agreement is hereby amended by (a) replacing the word "and" at the end of subclause (iii) with a comma and (b) adding, at the end of the first sentence, before the period, the following phrase: "and (v) with respect to Local Loan Borrowers, a calculation of such Local Loan Borrower's Borrowing Base and Available Credit as of the Borrowing Date."

         3.6. AMENDMENTS TO SUBSECTION 10.5. Subsection 10.5 (Mandatory Reduction of Commitments and Prepayments) of the Credit Agreement is hereby amended:

                  (a) by renaming clause (h) as clause (k) and inserting a new clause (h) immediately after clause (g) to read in its entirety as follows:

                  "(h) From and after January 25, 2002 until the Compliance Date Date (and thereafter, if the Compliance Date does not occur), the Total Commitment shall be reduced by (and the Loans repaid by):

                         (x) the amount equal to 100% of any Net Proceeds (other
                  than Reserved Proceeds) derived by the Company and its Subsidiaries from any Net Proceeds Event (to the extent not required to be used to make a payment pursuant to Section 10.5(g), which prepayment obligations are covered by Section 10.5(g)); PROVIDED, HOWEVER, that no such reduction shall be required with respect to the first $2,500,000 of such Net Proceeds derived from such Net Proceeds Event; and

                         (y)  the amount equal to 100% of any Litigation
                  Proceeds.

                  Any repayment of the Loans and reduction of the Total Commitment pursuant to this subclause (h) shall be applied: to (i) Tranche A Loans then outstanding, (ii) the Tranche B Loans then outstanding, (iii) the Aggregate Revolving Credit Commitment, (iv) the Aggregate European Loan Commitment and (v) the European Overdraft Commitment, ratably among such Tranche A Loans, Tranche B Loans and commitments based on the amount of such Tranche A Loans, Tranche B Loans and commitments; PROVIDED that (A) unless the Company elects otherwise, prepayments made pursuant to this subsection 10.5(h) shall be applied to Loans under any commitment, FIRST, to ABR Loans and SECOND, to Eurocurrency Loans, (B) (a) all application of proceeds against Tranche A Loans and Tranche B Loans shall be allocated ratably among the remaining installments of each and (b) all reductions of the Revolving Loan Facilities shall permanently reduce the commitment under each such facility and (c) the Company agrees to repay Revolving Credit Loans, European Revolving Loans and European Overdraft Loans in the aggregate amount of commitment reduction of the Revolving Loan Facilities set forth in this subsection (h).

                  (b) by inserting a new clause (i) immediately after clause (h) (as amended by this Amendment) to read in its entirety as follows:

                  "(i) On January 25, 2002, the aggregate of the Aggregate Revolving Credit Commitment, the Aggregate European Loan Commitment and the European Overdraft Commitment (collectively, the Aggregate Revolving Credit Commitment, the Aggregate European Loan Commitment and European Overdraft Commitment, the "Revolving Loan Facilities") shall be permanently reduced to $220,000,000 (the "Initial Commitment Reduction") as follows: (i) the Aggregate Revolving Credit Commitment shall be reduced to $93,617,000, (ii) the Aggregate European Loan Commitment shall be reduced to $117,021,000 and (iii) the European Overdraft Commitment shall be reduced to $9,362,000."

                  (c) by inserting a new clause (j) immediately after the clause (i) to read in its entirety as follows:

                  "(j) On or before September 30, 2002, the aggregate amount of the Revolving Loan Facilities shall be reduced to $212,000,000 and (x) each Revolving Credit Lender's Revolving Credit Commitment, (y) each European Lender's Aggregate European Loan Commitment and (z) the European Overdraft Lender's European Overdraft Commitment shall be reduced PRO RATA in accordance with the commitments outstanding thereunder."

         3.7. AMENDMENT TO SECTION 13. Section 13 (Affirmative Covenants) of the Credit Agreement is hereby amended by adding a new subsection 13.10 immediately after Subsection 13.9 to read in its entirety as follows:

                  "13.10  BORROWING BASE DETERMINATION.

                  (a) no later than the tenth (10th ) Business Day of each calendar month, the Company or the Local Loan Borrower shall deliver to the Administrative Agent and the respective Local Lender with respect to each Local Loan Borrower, a Borrowing Base Certificate for such Local Loan Borrower as of the first day of such month executed by a Responsible Officer of the Company or the Local Loan Borrower.

                  (b) the Company shall conduct, or cause to be conducted, at its expense, and upon request of the Administrative Agent or any Local Lender, and present to the Administrative Agent for approval, such appraisals, investigations and reviews as the Administrative Agent or any Local Lender shall request for the purpose of determining the Borrowing Base of each Local Loan Borrower, all upon notice and at such times during normal business hours and as often as may be reasonably requested; PROVIDED, HOWEVER, that as long as no Default or Event of Default has occurred and is continuing, with respect to any Local European Loan, the Administrative Agent or the relevant Local Lender may only request two such appraisals or investigations for each fiscal year of the Company. The Company shall furnish to the Administrative Agent or any Local Lender any information which the Administrative Agent or Local Lender may reasonably request regarding the determination and calculation of the Borrowing Base of each Local Loan Borrower, including correct and complete copies of any invoices, underlying agreements, instruments or other documents and the identity of all Account Debtors in respect of Accounts referred to therein.

                  (c) the Company shall promptly notify the Administrative Agent and the applicable Local Lender in writing in the event that at any time the Company receives or otherwise gains knowledge that (i) the Borrowing Base of any Local Loan Borrower is less than 80% of the Borrowing Base of such Local Loan Borrower reflected in the most recent Borrowing Base Certificate delivered pursuant to Section 13.4(a) or that (ii) the outstanding Local European Loans of such Local Loan Borrower exceed the Borrowing Base as a result of a decrease therein, and the amount of such excess.

                  (d) the Administrative Agent or any Local Lender may, at the Company's sole cost and expense, make reasonable test verifications of the Accounts, and the Company shall furnish (or shall cause to be furnished) all such assistance and information as the Administrative Agent may reasonably require in connection therewith."

         3.8. AMENDMENT TO SUBSECTION 13.1. Subsection 13.1 (Financial Statements) is hereby amended by:

                  (a) inserting at the end of subclause (a) immediately at the end thereof, before the semi-colon:

                   "and unaudited consolidating balance sheets of the Company and its Subsidiaries, as at the end of such fiscal year and the related unaudited statements of income and cash flows for such fiscal year; provided that, notwithstanding the foregoing, (x) the consolidating cash flows do not need to be provided for any period prior to April 30, 2002 and (y) the consolidating financial statements referred to in this clause (a) shall be delivered on the earlier of the time period specified in this section and the day after the Company announces its earnings":

                  (b) inserting at the end of subclause (b) immediately after the words "previous year" and before the words ", certified by a Responsible Officer" in the eighth line thereof, the following phrase:

                   "and unaudited consolidating balance sheets of the Company and its Subsidiaries, as at the end of such quarter and the related unaudited statements of income and cash flows for such quarter and the portion of the fiscal year through the end of such quarter; provided that, notwithstanding the foregoing, (x) the consolidating cash flows do not need to be provided for any period prior to April 30, 2002 and
         (y) the consolidating financial statements referred to in this clause
         (b) shall be delivered on the earlier of the time period specified in this section and the day after the Company announces its earnings, ":

                  (c) inserting at the end of subclause (c) immediately after the words "Subsidiaries for such month" and before the words ", certified by a Responsible Officer" in the sixth line thereof, the following phrase:

                   "and unaudited consolidating balance sheets of the Company and its Subsidiaries, as at the end of such month and the related unaudited statements of income and cash flows of the Company and its Subsidiaries for such month; provided that, notwithstanding the foregoing, (x) the consolidating cash flows do not need to be provided for any period prior to April 30, 2002 and (y) the consolidating financial statements referred to in this clause (c) shall be delivered no later than the twelfth Business Day after the end of each month":

                  (d) (i) deleting the word "and" at the end of subclause (b),
(ii) inserting the word "and" at the end of subclause (d) and (iii) inserting new subclauses (d) and (e) immediately after subclause (c) to read in its entirety as follows:

                  "(d) promptly following the filing thereof in accordance with local law, for each Foreign Borrower, copies of their statutory accounts, audited or otherwise prepared in accordance with all local laws;"

                  "(e) not later than ten (10) Business Days after the end of each fiscal month of the Company, a 13 week cash flow forecast together with (i) a report of variances, if any, from the preceding 13 week cash flow forecasts delivered, and (ii) a comparison of actual cash flows to the most recently forecasted cash flows for the month most recently ended."

         3.9. AMENDMENT TO SUBSECTION 13.2. Subsection 13.2 (Certificates; Other Information) of the Credit Agreement is hereby amended by:

                  (a)  amending clause (b) to read:

                  "(b) within thirty days after the end of each fiscal quarter, a certificate of a Responsible Officer, substantially in the form of Exhibit F;"

                  (b)   renaming clause (h) as clause (j);

                  (c) inserting a new clause (h) immediately after clause (g) to read as follows:

                  "(h) not later than July 3, 2002, a certificate of a Responsible Officer, certifying that the Company is in compliance with
         Section 14.1(e) of the Credit Agreement."

                  (d) inserting a new subclause (i) immediately after subclause (h) to read in its entirety as follows:

                  "(i) within five (5) Business Days after receipt by the Company, copies of each executed management letter, exception report or similar letter or report received by the Company or any Subsidiary from its independent certified public accountants."

         3.10. AMENDMENTS TO SECTION 14. Section 14 (Negative Covenants) of the Credit Agreement is hereby amended by:

                  (a) adding a new Subsection 14.16 immediately after Subsection 14.15 to read in its entirety as follows:

                  "14.16 LIMITATION ON CAPITAL EXPENDITURES. Make any Capital Expenditures in excess of (a) $25,000,000 during the fiscal year ending December 31, 2002 or (b) $10,000,000 during any fiscal quarter of the fiscal year ending December 31, 2002."

                  (b) adding a new Subsection 14.17 immediately after Subsection 14.16 to read in its entirety as follows:

                  "14.17 ACCOUNTS; APPROVED DEPOSIT ACCOUNTS.

                  (a) Permit any of the Company or any of its Domestic Subsidiaries to (i) deposit or cause to be deposited in any deposit account other than an Approved Deposit Account any cash or Cash Equivalents received by the Company or any of its Domestic Subsidiaries, except that the Company and its Domestic Subsidiaries may establish and maintain one or more deposit accounts with one or more financial institutions other than a Deposit Account Bank, a Lender or an Affiliate of a Lender if the aggregate balance in all such accounts does not exceed $5,000,000 at any time or (ii) establish or maintain any securities account that is not subject to a Control Account Agreement.

                  (b) Permit any of the Foreign Borrowers to deposit or cause to be deposited in any bank, deposit or securities account (an "Approved Account") other than with such Foreign Borrower's respective Local Lender, any other Lender or such other financial institution acceptable to the Administrative Agent (the "Approved Local Deposit Bank") in which such Foreign Borrower has granted a first priority, perfected security interest in such Approved Account at such Approved Local Deposit Bank to secure such Foreign Borrower's outstanding Loans, any cash or Cash Equivalents, or any securities, except that (i) each Foreign Borrower may establish and maintain one or more deposit accounts with one or more financial institutions other than the Approved Local Deposit Bank if (x) the aggregate balance in all such accounts for such Foreign Borrower does not exceed $1,000,000 in the aggregate at the end of any day, (y) the aggregate balance in all such accounts for all Foreign Borrowers does not exceed $10,000,000 in the aggregate at the end of any day and (z) the aggregate balance in all such accounts for all Foreign Borrowers does not exceed $5,000,000 in the aggregate at the end of any month; PROVIDED, HOWEVER, that (1) the Company shall not be required to comply with the requirements of the negative covenant contained in this Subsection 14.17(b) until May 31, 2002 and (2) the Company shall not be required to comply with the requirements of the negative covenant contained in this Subsection 14.17(b) to the extent that the Administrative Agent reasonably determines that such compliance is impracticable and/or causes material adverse tax consequences to, legal liability on or material adverse effects on the operation of, the Company or any of its Subsidiaries or any of their respective officers and directors.

         3.11. AMENDMENT TO SUBSECTION 14.1. Subsection 14.1 (Financial Conditions Covenants) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(a) MINIMUM INTEREST COVERAGE RATIO. Permit the Interest Coverage Ratio of the Company and its Subsidiaries on the last day of any fiscal quarter of the Company occurring during a period set forth below to be less than the ratio set forth opposite such period:

- ----------------------------------------------------------------------------
                       Period                                  Ratio
- ----------------------------------------------------------------------------
        October 1, 2001 - December 31, 2001                 1.75 to 1.0
          January 1, 2002 - March 31, 2002                  1.45 to 1.0
           April 1, 2002 - June 30, 2002                    1.35 to 1.0
         July 1, 2002 - September 30, 2002                  1.30 to 1.0
        October 1, 2002 - December 31, 2002                 1.45 to 1.0
           January 1, 2003 and thereafter                   2.35 to 1.0
- ----------------------------------------------------------------------------

                  (b) MAXIMUM LEVERAGE RATIO. Permit the Leverage Ratio of the Company and its Subsidiaries on the last day of any fiscal quarter of the Company occurring during a period set forth below to be greater than the ratio set forth opposite such period:

- ----------------------------------------------------------------------------
                       Period                                  Ratio
- ----------------------------------------------------------------------------
        October 1, 2001 - December 31, 2001                 6.00 to 1.0
          January 1, 2002 - March 31, 2002                  7.40 to 1.0
           April 1, 2002 - June 30, 2002                    7.75 to 1.0
         July 1, 2002 - September 30, 2002                  7.75 to 1.0
        October 1, 2002 - December 31, 2002                 7.25 to 1.0
           January 1, 2003 and thereafter                   4.60 to 1.0
- ----------------------------------------------------------------------------

                  (c) MINIMUM FIXED CHARGE COVERAGE RATIO. Permit the Fixed Charge Coverage Ratio of the Company and its Subsidiaries on the last day of any fiscal quarter of the Company occurring during a period set forth below to be less than the ratio set forth opposite such period:

- ----------------------------------------------------------------------------
                       Period                                  Ratio
- ----------------------------------------------------------------------------
        October 1, 2001 - December 31, 2001                 1.20 to 1.0
          January 1, 2002 - March 31, 2002                  0.90 to 1.0
           April 1, 2002 - June 30, 2002                    0.80 to 1.0
         July 1, 2002 - September 30, 2002                  0.80 to 1.0
        October 1, 2002 - December 31, 2002                 0.90 to 1.0
           January 1, 2003 and thereafter                   1.20 to 1.0
- ----------------------------------------------------------------------------

                  (d) MAXIMUM SENIOR DEBT LEVERAGE RATIO. Permit the Senior Debt Leverage Ratio of the Company and its Subsidiaries on the last day of any fiscal quarter of the Company occurring during a period set forth below to be greater than the ratio set forth opposite such period:

- ----------------------------------------------------------------------------
                      Period                                 Ratio
- ----------------------------------------------------------------------------
       October 1, 2001 - December 31, 2001                2.40 to 1.0
         January 1, 2002 - March 31, 2002                 3.15 to 1.0
          April 1, 2002 - June 30, 2002                   3.30 to 1.0
        July 1, 2002 - September 30, 2002                 3.25 to 1.0
       October 1, 2002 - December 31, 2002                2.90 to 1.0
          January 1, 2003 and thereafter                  2.25 to 1.0
- ----------------------------------------------------------------------------

                  (e) MINIMUM AVAILABILITY. Permit the aggregate amount of (i) the sum of the amount available to be borrowed under (x) Available European Loan Commitment and (y) Available Revolving Credit Commitment and (z) the European Overdraft Commitment (without duplication and subject to the Maximum Credit of the Foreign Borrowers) and (ii) cash and Cash Equivalents as of the date set forth below to be less than the amount set forth opposite such date:

- ----------------------------------------------- -------------------
                    Period                            Amount
- ----------------------------------------------- -------------------
                June 30, 2002                      $30,000,000
- ----------------------------------------------- -------------------

         3.12. AMENDMENT TO SUBSECTION 14.2. Subsection 14.2 (Limitation on Indebtedness) of the Credit Agreement is amended by

                  (a) replacing subclause (g) with the following phrase to read in its entirety as follows:

                  "(g) (INTENTIONALLY OMITTED)"

                  (b) replacing the phrase "not to exceed $20,000,000" in subclause (l) thereof with the phrase "not to exceed $5,000,000"; provided if the Compliance Date occurs, such amendment of this subclause (l) shall be of no further force and effect.

         3.13. AMENDMENT TO SUBSECTION 14.3. Subsection 14.3 (Limitation on Liens) of the Credit Agreement is hereby amended by replacing subclause (m) with the following phrase to read in its entirety as follows:

                  "(m) (INTENTIONALLY OMITTED)"

         3.14. AMENDMENT TO SUBSECTION 14.7. Subsection 14.7 (Limitation on Restricted Payments) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

                  "Notwithstanding anything in this Subsection 14.7 to the contrary, during the period commencing on January 25, 2002 and ending on the Compliance Date, if such date occurs, Restricted Payments by the Company and its Subsidiaries shall be limited to mandatory sinking fund payments and those payments currently permitted pursuant to Section 14.7(a)(i), (ii) and
                  (iv) of the Agreement (but not in respect of Section 14.14(v) of the Agreement (except (i) such cash payments shall not exceed $2,000,000 in the aggregate and (ii) any payments in shares of common stock shall be permitted) and Section 14.14(vii) of the Agreement)."

         3.15. AMENDMENTS TO SUBSECTION 14.8. Subsection 14.8 (Limitation on Investments) of the Credit Agreement is hereby amended by:

                  (a) replacing subclause (j) with the following phrase to read in its entirety as follows:

                  "(j) (INTENTIONALLY OMITTED)"

; provided if the Compliance Date occurs, such amendment of this subclause (j) shall be of no further force and effect.

                  (b) replacing in its entirety the phrase "does not exceed the greater of (A) $50,000,000 and" in the sixth line of subclause (k) with the phrase "does not exceed the greater of (A) $32,000,000"

; provided if the Compliance Date occurs, such amendment of this subclause (k) shall be of no further force and effect;

                  (c) inserting at the end of Subsection 14.8(k) the following new paragraph:

                  "Notwithstanding anything in this clause (k) to the contrary, the Company shall not repay and shall not permit or cause to be repaid any of the Local European Loans with proceeds derived from (i) Investments by the Company in any of the Local Loan Borrowers or (ii) the repayment of any intercompany Indebtedness owing to any of the Local Loan Borrowers (other than the proceeds derived from the payments of trade receivables made in the ordinary course of business consistent with past practices)."

         3.16. AMENDMENT TO SUBSECTION 14.14. Subsection 14.14 (Limitation on Modification of Agreements and Payments on Account of Debt) is hereby amended by:

                  (a) adding at the end of both subclause (ii) and (iii) thereto the following phrase to read in its entirety as follows: "PROVIDED, HOWEVER the proceeds of such repayments are not used to repay any of the Local European Loans (other than the proceeds derived from the payments of trade receivables made in the ordinary course of business consistent with past practices);"

                  (b) replacing clause (C) of subclause (v) with the following phrase to read in its entirety as follows: "(C) payments of cash do not exceed $2,000,000 in the aggregate;"

         3.17. AMENDMENT TO SECTION 15. Section 15 (Events of Default) of the Credit Agreement is hereby amended by:

                  (a) inserting the word "or" at the end of clause (k) and adding a new clause (l), immediately after clause (k) to read in its entirety as follows:

                  "(l)     The Company or any other Credit Party shall default
in the observance or performance of Subsection 10.5(j) in this Agreement;"

                  (b) inserting the following proviso immediately after the phrase "whereupon the same shall immediately become due and payable" in the last sentence of the first paragraph following subclause (k):

                  "PROVIDED, HOWEVER that, notwithstanding the foregoing, there shall not be an Event of Default with respect to any Local Loan Borrower and the Local European Loans, except as otherwise provided herein, and provided further if (i) there is a default pursuant to
         Section 15(a) of this Agreement (other than a payment default by such Local Loan Borrower covered by clause (ii) below) or an Event of Default pursuant to Section 15(f) of this Agreement (other than a bankruptcy or insolvency by such Local Loan Borrower covered by clause
         (ii) below), upon 90 days' notice to such Local Loan

         Borrower, or (ii) there is a failure on the part of such Local Loan Borrower to pay any amount when due or such Local Loan Borrower takes any action which would result in any Default or Event of Default under this Agreement, then the Local European Loans shall become payable upon demand and, thereafter, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall (X) demand payment of the Local European Loans owed by such Local Loan Borrower (and such Local European Loans shall be immediately due and payable) and (Y) upon any failure by such Local Loan Borrower to pay, pursue any and all remedies with respect thereto including with respect to any Collateral granted in respect thereto. The acceleration of, demand in respect of, or pursued of remedies in respect of any Local European Loans shall not affect effectiveness of Section 7.5 and rights and remedies of the Local Lender and the Administrative Agent or the obligations of the European Lenders thereunder"

         3.18. AMENDMENT TO EXHIBITS. The list of Exhibits to the Credit Agreement is hereby amended by adding a new Exhibit J "Form of Borrowing Base Certificate" which shall be in the form of Annex I attached hereto.

                        SECTION 4. AFFIRMATIVE COVENANTS

         4.1. CONDITIONS SUBSEQUENT - 30 DAYS. Within 30 days of the Effective Date,

                  (a) DEPOSIT ACCOUNT CONTROL AGREEMENTS. the Company shall deliver Deposit Account Control Agreements substantially in the form of Annex II to the Collateral Agreement (as amended) duly executed by the appropriate Deposit Account Bank, with respect to the concentration accounts and such other deposit accounts of the Company and the Guarantors as the Documentation Agent may require;

                  (b) CONTROL ACCOUNT AGREEMENTS. the Company shall deliver Control Account Agreements substantially in the form of Annex III to the Collateral Agreement (as amended) duly executed by (x) the appropriate securities intermediaries with respect to all securities accounts and securities entitlements of the Company and its Domestic Subsidiaries and (y) all futures commission agents and clearing houses with respect to all commodities contracts and commodities accounts held by the Company and its Domestic Subsidiaries; and

                  (c) LEGAL OPINIONS OF COUNSEL. the Company shall deliver the executed legal opinions of counsel concerning the perfection of the Liens granted on the Approved Deposit Accounts and such other matters requested by the Administrative Agent which opinion shall be in form and substance reasonably acceptable to the Administrative Agent.

         4.2. CONDITIONS SUBSEQUENT - 60 DAYS. Within 60 days of the Effective Date,

                  (a) MORTGAGES. the Company shall deliver duly executed Mortgages for each of the Properties set forth in Schedule 2 attached hereto and any other domestic real estate owned in fee (which does not have a Lien in favor of the Lenders) with a value in excess of $ 1,000,000 and evidence that counterparts of the Mortgages have been delivered to the title company for recording, in the reasonable judgment of the Documentation Agent, so as to effectively create upon such recording valid and enforceable Liens upon such Property, of the requisite priority, in favor of the Documentation Agent;

                  (b) PERFECTION. the Company shall deliver in form and substance satisfactory to the Administrative Agent all filings, recordings, registrations and shall take any other actions necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents referred to in Section 4.2(a); and

                  (c) LOCAL LENDER JOINDER AGREEMENTS. Each of the Local Lenders shall executed and deliver the Local Lender Joinder Agreements for the following Local Lenders: (x) Credit Suisse First Boston and (y) Credit Lyonnais, as provided for in Section 2.1(a) of this Amendment; and

                  (d) LEGAL OPINIONS OF LOCAL COUNSEL. the Company shall deliver the executed legal opinions of local counsel with respect to each mortgage referred to on Section 4.2(a) hereof, which opinions shall be in form and substance reasonably acceptable to the Administrative Agent.

         4.3. CONDITIONS SUBSEQUENT - 90 DAYS. Within 90 days of the Effective Date,

                  (a) PLEDGED COLLATERAL. the Company shall deliver to the Documentation Agent (i) a pledge agreement, in form and substance satisfactory to the Documentation Agent, pledging 65% of the stock of Hexcel-China Holdings Corp. (which pledge agreement shall provide that, in the event the Documentation Agent becomes the owner of such stock, the Documentation Agent will be bound by the same obligations under the Equity Joint Venture Contract by and among Aviation Industries of China ("AVIC"), Hexcel-China Holdings Corp. and Boeing International Holdings Ltd., dated January 13, 1999, by which Hexcel Corporation is bound, as required by that certain Consent to Transfer Shares of Hexcel-China Holdings Corp. by Pledge dated January 13, 1999 among AVIC, the Boeing Company and Hexcel Corporation) and (ii) certificate(s) representing 65% of the stock of Hexcel-China Holdings Corp.

                  (b) PERFECTION. the Company shall deliver in form and substance satisfactory to the Administrative Agent all filings, recordings, registrations and take all other actions necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents referred to in Section 4.3(a); and

                  (c) LEGAL OPINIONS OF LOCAL COUNSEL. the Company shall deliver an executed legal opinion of Clarel Benoit, Mauritius counsel to the Company, with respect to the pledge described in Section 4.3(a) hereof, which opinion shall be in form and substance reasonably acceptable to the Administrative Agent.

                  (d) LOCAL EUROPEAN LOANS. The Company and each of the Local Loan Borrowers hereby agree that within 90 days of the Effective Date (which may be extended by the Company for an additional 30 days with the written consent of the Administrative Agent), the Local Loan Borrowers shall collectively borrow a minimum aggregate amount of $25,000,000 as Local European Loans and the proceeds of such Local European Loans will be used to repay the European Revolving Loans made to Hexcel Holdings (U.K.) Limited ("HEXCEL HOLDINGS") under the European Loan Commitment in the amount of $20,000,000. On the earlier of the 90th day following the Effective Date (or such other date to which compliance with this Section 4.4 has been extended) and the date such Local European Loans have been made pursuant to this Section 4.4, the Foreign Borrower Sublimit of Hexcel Holdings shall be reduced by $20,000,000. The excess amount of the proceeds after repaying the aforementioned European Revolving Loans made to Hexcel Holdings shall be used to repay Revolving Credit Loans. The making of the initial Local European Loans to any Local Loan Borrower shall be subject to the following conditions precedent (in addition to those contained in Section 12 of the Credit Agreement): The Administrative Agent and the Local Lender shall have received the following, each of which shall be satisfactory in form and substance to the Administrative Agent and the Local Lender (any of which may be waived by the Administrative Agent and the Local Lender):

                           (i) a security or pledge agreement, executed by such
                  Local Loan Borrower pledging its Accounts as collateral for the Local European Loans borrowed by such Local Loan Borrower;

                           (ii) all filings, recordings, registrations and other
                  actions necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents referred to in Section 4.3(d)(i);

                           (iii) true and complete copies of the certificate of
                  incorporation and by-laws (or similar organizational documents) of such Local Loan Borrower, certified as of the initial Local European Loan as complete and correct copies thereof by an officer of such Local Loan Borrower;

                           (iv) a copy of the resolutions of the Board of
                  Directors or other governing body of such Local Loan Borrower authorizing (i) the borrowings contemplated hereunder and (ii) the granting by it of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of such Local Loan Borrower as of the date of the initial Local European Loan;

                           (v) a Certificate of such Local Loan Borrower, dated
                  the date of the initial Local European Loans, as to the incumbency and signature of the officers of such Local Loan Borrower executing the Security Document;

                           (vi) all such other agreements, documents and certificates as the Administrative Agent or the Local Lender may reasonably request; and

                           (vii)    executed legal opinions of counsel.

         4.4. PROPERTY, PLANT AND EQUIPMENT ANALYSIS. Within 90 days of the Effective Date, the Company shall provide an analysis of its property, plant and equipment by physical location, book value, ownership (by entity), pledge/lien status and type of asset, reasonably satisfactory to the Administrative Agent.

         4.5. ACCOUNTS; APPROVED DEPOSIT ACCOUNTS FOR LOCAL LOAN BORROWERS. By May 31, 2002, the Company shall cause all cash and Cash Equivalents held by Local Loan Borrowers to be deposited in Approved Deposit Accounts maintained by each such Local Loan Borrower's respective Local Lender, as contemplated by Subsection 14.17(b) of the Credit Agreement, as amended hereby.

         4.6. FINANCIAL ADVISOR. If the Company hires a financial advisor to advise the Company with respect to its obligations under this Agreement and/or the other Credit Documents or there occurs after the date hereof a Default or Event of Default under the Credit Agreement, the Company shall reimburse the Lenders for the fees and expenses of such financial advisor (if any) engaged to advise the Lenders with respect to the Company's current and future financial condition.

         4.7. FAILURE TO PERFORM. The parties hereto agree that any failure on the part of the Company or its Subsidiaries to comply with the covenants contained in this Section 4 shall constitute an immediate Event of Default under the Credit Agreement (other than Section 4.2(c)), unless the Administrative Agent and any affected Local Lender agree to extend the deadline for compliance with the covenants in this Section 4.

                            SECTION 5. MISCELLANEOUS

         5.1. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective January 25, 2002 (the "EFFECTIVE DATE") provided that:

                  (a) the Administrative Agent shall have received on or before the Effective Date:

                           (i) counterparts hereof, duly executed and delivered by each Borrower, the Administrative Agent, the Documentation Agent, each Subsidiary Guarantor and the Majority Lenders; and

                           (ii) for the account of each Lender executing this
                  Amendment, an amendment fee (the "Amendment Fee") as follows:
                  25 b.p. to Lenders executing this Amendment by 5:00 p.m. New York City time on January 25, 2002, calculated on such Lender's applicable (i) Commitment, in the case of Revolving Credit Commitment, European Loan Commitment or European Overdraft Commitment and (ii) outstanding Loans, in the case of Tranche A Loans and Tranche B Loans. Such Amendment Fee shall be calculated immediately prior to the effectiveness of this Amendment and shall be payable on the Effective Date.

                  (b) the Administrative Agent shall have received on or before the Effective Date (unless waived in writing by the Administrative Agent):

                           (i) an executed legal opinion of Skadden, Arps, Slate
                  & Meagher & Flom LLP, counsel to the Company and the other Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent.

                  (c) the Documentation Agent shall have received on or before the Effective Date (unless waived in writing by the Administrative Agent and the Documentation Agent):

                           (i) counterparts, duly executed and delivered by the
                  Grantors and the Documentation Agent of Amendment No. 1 to the Collateral Agreement, attached hereto as Exhibit A, which amendment shall include a grant of a first priority, perfected security interest in all of the tangible and intangible domestic assets that are not currently pledged under the Credit Documents as may be requested by the Administrative Agent including, without limitation, a security interest in: (i) 100% of the stock of ACM Holdings Corporation, and (ii) all of the assets of Hexcel Pottsville Corporation (including real property and all intellectual property) and (iii) all deposit and securities accounts;

                           (ii) Assumption Agreements substantially in the form
                  of Annex 1 to the Collateral Agreement duly executed by each of the additional Grantors listed in Schedule 1 attached hereto;

                           (iii) certificates representing any additional shares
                  of Domestic Subsidiaries pledged pursuant to any of the Assumption Agreements referenced in the preceding subclause
                  (ii); and

                           (iv) evidence in form and substance satisfactory to
                  the Administrative Agent and the Documentation Agent that all filings, recordings, registrations and other actions necessary or, in the opinion of the Documentation Agent, desirable to perfect the Liens created by the Security Documents shall have been completed.

         5.2. REPRESENTATIONS AND WARRANTIES. The Company, as of the date hereof after giving effect to the amendment contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it and each Foreign Borrower in Subsection 11 of the Credit Agreement and otherwise in the Credit Documents to which it is a party; PROVIDED that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

         5.3. LIMITED EFFECT. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver or amendment of any provisions of any of the Credit Documents. Except as expressly modified herein, all of the provisions and covenants of the Credit Agreement and the other Credit Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

         5.4. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

         5.5. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                   HEXCEL COMPOSITES S.p.r.L. (Belgium)
                                   HEXCEL COMPOSITES S.A. (France)
                                   HEXCEL COMPOSITES GMBH (Austria)
                                   HEXCEL COMPOSITES, S.L. (Spain)
                                   HEXCEL CORPORATION
                                   HEXCEL (U.K.) LIMITED
                                   HEXCEL HOLDINGS (U.K.) LIMITED
                                   HEXCEL COMPOSITES LIMITED
                                   HEXCEL S.A. (France)
                                   HEXCEL FABRICS S.A.
                                   HEXCEL COMPOSITES GMBH    (Germany)

                                   By:_________________________
                                      Title:

CREDIT SUISSE FIRST BOSTON, as
Administrative Agent and Lead Arranger

By:
    -------------------------------------------------
     Name:
     Title:

By:
    -------------------------------------------------
     Name:
     Title:


CITIBANK, N.A., as Documentation Agent
and as a Lender

By:
    -------------------------------------------------
     Name:
     Title:


                                       , as a
- -----------------------------------
Lender

By:
    -------------------------------------------------
     Name:
     Title:

[Other Bank Signature Blocks]

                  The undersigned Subsidiary Guarantors do hereby consent and agree to the execution and delivery of this Amendment:


                           HEXCEL INTERNATIONAL
                           HEXCEL OMEGA CORPORATION
                           HEXCEL BETA CORP.
                           CLARK-SCHWEBEL HOLDING CORP.
                           CLARK-SCHWEBEL CORPORATION
                           CS TECH-FAB HOLDING, INC.


                           By:
                                -----------------------------------------------
                           Title:

                           [Additional Guarantors]
                           HEXCEL POTTSVILLE CORPORATION
                           ACM HOLDINGS CORPORATION
                           HEXCEL PACIFIC RIM CORPORATION (CA)
                           HEXCEL PACIFIC RIM CORPORATION (DE)
                           HEXCEL FAR EAST HEXCEL TECHNOLOGIES INC.

                           By:
                                -----------------------------------------------
                           Title:


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                                   SCHEDULE 1
                               ADDITIONAL GRANTORS


                          HEXCEL POTTSVILLE CORPORATION
   ACM HOLDINGS CORPORATION (not as a Grantor of security, but as a Guarantor)
                       HEXCEL PACIFIC RIM CORPORATION (CA)
                       HEXCEL PACIFIC RIM CORPORATION (DE)
                                 HEXCEL FAR EAST
   HEXCEL TECHNOLOGIES INC.(not as a Grantor of security, but as a Guarantor)


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                                   SCHEDULE 2
                                    PROPERTY


                                 POTTSVILLE, PA
                             ST. CLAIR BUSINESS PARK
                         POTTSVILLE, PENNSYLVANIA 17901

                                 BURLINGTON, WA
                                15062 STEELE ROAD
                        BURLINGTON, WASHINGTON 98233-3600


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                                    EXHIBIT A
                 FORM OF AMENDMENT NO. 1 TO COLLATERAL AGREEMENT


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                                     ANNEX I
                 EXHIBIT J - FORM OF BORROWING BASE CERTIFICATE


 [To be agreed upon by the Administrative Agent and each relevant Local Lender]